UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

         Date of Report (Date of earliest event reported): April 4, 2005

                          Northwest Horizon Corporation

                            ------------------------

             (Exact name of registrant as specified in its charter)

      NEVADA                     333-111486                  98-0407549
     --------                   ------------                ------------
     State of                    Commission                 IRS Employer
   incorporation                 File Number            Identification Number


             413 Churchill Avenue N. Ottawa, Ontario, Canada K1Z 5C7
             -------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 613-724-2484
                              ---------------------
                           (Issuer's telephone number)


      Copies of all communications, including all communications sent to the agent for service, should be sent to:


                         Joseph I. Emas, Attorney at Law

                             1224 Washington Avenue

                           Miami Beach, Florida 33139

                             Telephone: 305.531.1174


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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective April 4, 2005, the Registrant declined to renew the engagement of Amisano Hanson as the independent registered public accounting firm engaged to audit the financial statements of the Registrant and engaged Raymond Chabot Grant Thornton LLP as its new independent registered public accounting firm for the fiscal year ended December 31, 2004.

Amisano Hanson performed the audit of the Registrant's financial statements for year ended December 31, 2003. During this period and the subsequent interim period prior to the Registrant declining to renew their engagement, there were no disagreements with Amisano Hanson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Amisano Hanson's satisfaction would have caused Amisano Hanson to make reference to this subject matter of the disagreements in connection with Amisano Hanson's report, nor were there any "reportable events" as such term is defined in Item 304(a)(3) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended.

The Registrant determined that, although the registrant was very satisfied with the quality of the audits prepared by Amisano Hanson, a new independent registered public accounting firm would be in the best interests of the shareholders of the Registrant. The decision to not to renew the engagement with Amisano Hanson was approved by the Registrant's Board of Directors.

The audit reports of Amisano Hanson for the Registrant's year ended December 31, 2003 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, other than the uncertainty that the Registrant might not be able to operate as a going concern.

The Registrant has requested Amisano Hanson to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. Upon receipt, a copy of such letter will be filed as Exhibit 16.1 to Form 8-K/A in accordance with Item 304(a)(3) of Regulation S-B.

(b) Effective April 4, 2005 the Registrant has engaged Raymond Chabot Grant Thornton LLP, as the new independent registered public accounting firm to audit its financial statements. The decision to engage Raymond Chabot Grant Thornton LLP was approved by the Registrant's Board of Directors.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

      None.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NORTHWEST HORIZON CORPORATION

                                               By /s/ Robert Harrison
                                   ----------------------------------
                                              Chief Executive Officer
                                                 Date: April 25, 2005


                                                  By /s/ Don Paterson
                                   ----------------------------------
                                             Chief Accounting Officer
                                                 Date: April 25, 2005